(File Nos. 2-67052; 811-3032)

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:
         [ X ]   Preliminary Proxy Statement
         [   ]   Definitive Proxy Statement
         [   ]   Definitive Additional Materials
         [   ]   Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                                   FORUM FUNDS
                (Name of Registrant as Specified in its Charter)

                         BOARD OF TRUSTEES OF REGISTRANT
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

         [ X ]    No Fee Required
         [   ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
                  and 0-11

                  1) Title of each class of securities to which transaction applies:


                  2) Aggregate number of securities to which transaction applies:


                  3)      Per  unit   price  or  other   underlying   value  of
                          transaction  computed  pursuant to Exchange  Act Rule
                          0-11:


                  4)      Proposed maximum aggregate value of transaction:


                  5)      Total fee paid:


         [   ]    Check box if any part of the fee is offset  as  provided  by
                  Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  1)       Amount Previously Paid:


                  2)       Form, Schedule or Registration Statement No.:


                  3)       Filing Party:


                  4)       Date Filed:

5



                                   FORUM FUNDS
                               TWO PORTLAND SQUARE
                              PORTLAND, MAINE 04101


[________], 2000

Dear Shareholder:


         The Board of Trustees of Forum Funds (the "Trust") has called a special meeting of shareholders of Investors Equity Fund (the "Fund"), a series of the Trust, to approve a new investment advisory agreement (the "New Agreement") between the Fund and Peoples Heritage Bank ("Peoples"). The meeting is scheduled to be held on July 6, 2000.


         H.M. Payson & Co. ("Payson") currently serves as the Fund's investment adviser under an investment advisory agreement (the "Current Agreement") between the Trust and Payson. Peoples currently serves as the Fund's sub-adviser under a sub-advisory agreement (the "Sub-Advisory Agreement") between Payson and Peoples. The Board of Trustees proposes to terminate the Current Agreement and replace Payson as investment adviser to the Fund by adopting the New Agreement. The Investment Company Act of 1940 requires a shareholder vote when a fund changes its investment adviser and adopts a new investment advisory agreement.
As a result, the Board of Trustees seeks shareholder approval of the New Agreement. If shareholders of the Fund approve the New Agreement, Peoples will replace Payson as the Fund's investment adviser. The New Agreement will have substantially the same terms as the Current Agreement between the Trust and Payson.

         After careful consideration, the Board of Trustees unanimously approved this proposal and recommends that you vote "FOR" the proposal.

         YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IN ORDER TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE
ADJOURNMENTS, PLEASE READ THE PROXY STATEMENT AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN [________], 2000. IF YOU HAVE ANY QUESTIONS ABOUT THE PROXY STATEMENT, PLEASE DO NOT HESITATE TO CALL US AT
(XXX) XXX-XXXX.

         We appreciate your participation and prompt response and thank you for your continued support.

                                                   Sincerely,



                                                   John Y. Keffer
                                                   President and Chairman of
                                                   the Board of the Trustees

                                   FORUM FUNDS
                               TWO PORTLAND SQUARE
                              PORTLAND, MAINE 04101
                            -------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                  JULY 6, 2000
                            -------------------------

To the Shareholders of Investors Equity Fund:

         Notice is hereby given that a special meeting of shareholders (the "Meeting") of Investors Equity Fund (the "Fund"), a series of Forum Funds (the "Trust"), will be held at the offices of Forum Administrative Services, LLC, Two Portland Square, Portland, Maine 04101 on July 6, 2000 at 10:00 a.m. (Eastern time). The purpose of the Meeting is:


         1. To approve a new investment advisory agreement between the Fund and Peoples Heritage Bank (the "Proposal");


         2. To transact such other business as may properly come before the Meeting.

         The Trust's Board of Trustees has fixed the close of business on May 26, 2000 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. Please carefully read the accompanying Proxy Statement.


                                    By order of the Board of Trustees,



                                    Leslie K. Klenk
                                    SECRETARY

Portland, Maine
[________], 2000

YOUR VOTE IS VERY IMPORTANT NO MATTER HOW MANY SHARES YOUR OWN. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED.

                                 PROXY STATEMENT

                              INVESTORS EQUITY FUND
                                   FORUM FUNDS
                               TWO PORTLAND SQUARE
                              PORTLAND, MAINE 04101
                              --------------------

                         SPECIAL MEETING OF SHAREHOLDERS
                                  JULY 6, 2000
                               -------------------

                                  INTRODUCTION

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of Forum Funds (the "Trust"), a Delaware business trust, on behalf of Investors Equity Fund (the "Fund"), a series of the Trust. The Trust is a registered open-end investment company whose executive offices are located at Two Portland Square, Portland, Maine 04101. Proxies will be voted at a special meeting of shareholders (the "Meeting") of the Fund to be held at the offices of the Trust's administrator, Forum Administrative Services, LLC ("Forum"), Two Portland Square, Portland, Maine 04101 on July 6, 2000, at 10:00 a.m. (Eastern time), and any postponement or adjournment thereof for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. The Notice of Meeting, this Proxy Statement and the proxy card are first being mailed to shareholders on or about June 6, 2000.

         The Board has fixed the close of business on May 26, 2000 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Meeting and any postponement or adjournment thereof. As of the Record Date there were [________] shares outstanding of the Fund. Each shareholder will be entitled to one vote for each whole share and a fractional vote for each fractional share held. Shares may be voted in person or by proxy. Shareholders holding one-third of the outstanding shares of the Fund as of the Record Date present in person or by proxy will constitute a quorum for the transaction of business regarding the Fund at the Meeting. All properly executed proxies received in time to be voted at the Meeting will be counted at the Meeting, and any adjournment thereof, in accordance with the instructions marked thereon or otherwise provided therein.

         For purposes of determining the presence of a quorum and counting votes on the matters presented, shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast at the Meeting. Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners and other persons entitled to vote and for which the broker lacks discretionary voting authority. Under the Investment Company Act of 1940 (the "1940 Act"), the affirmative vote necessary to approve a matter under consideration may be determined with reference to a percentage of votes present at the Meeting. For this reason, abstentions and broker non-votes have the effect of votes "AGAINST" the Proposal. In completing proxies, therefore, shareholders should be aware that checking the box labeled "ABSTAIN" would result in the shares covered by the proxy being treated as if they were voted "AGAINST" the Proposal.

         IF YOU DO NOT SPECIFY A CHOICE ON THE PROXY, PROPERLY EXECUTED PROXIES THAT ARE RETURNED IN TIME TO BE VOTED AT THE MEETING WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL DESCRIBED IN THIS PROXY STATEMENT.

         If a quorum is not present at the Meeting, or if a quorum is present at the Meeting, but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to the Proposal. Any adjournment will require the affirmative vote of a majority of shares represented in person or by proxy at the Meeting. In that case, the persons named as proxies will vote all proxies that they are entitled to vote "FOR" such an adjournment; provided, however, any proxies required to be voted against the Proposal will be voted "AGAINST" such adjournment. A shareholder vote may be taken on the Proposal prior to adjournment if sufficient votes have been received and it is otherwise appropriate.

         Approval of the Proposal requires the affirmative vote of the lesser of
(a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy at the Meeting or (b) more than 50% of the outstanding shares of the Fund.

         Any shareholder may revoke his or her proxy at any time prior to exercise thereof by giving written notice of revocation or by executing and delivering a later dated proxy to Forum Shareholder Services, LLC, the Trust's transfer agent, at Two Portland Square, Portland, Maine, 04101, or by personally casting a vote at the Meeting. The solicitation of proxies will be primarily by mail but may also include telephone or oral communications by the officers of the Trust or by regular employees of Forum or their affiliates. Peoples Heritage Bank ("Peoples") will bear all of the costs of the Meeting and the preparation, printing and mailing of this Proxy Statement and proxy cards.

                                  THE PROPOSAL

         The Meeting is being called to approve a new investment advisory agreement (the "New Agreement") between the Trust and Peoples. Shareholders of the Fund are being asked to approve the New Agreement so that Peoples may serve as the Fund's investment adviser. H.M. Payson & Co. ("Payson"), located at One Portland Square, Portland, Maine 04112, currently serves as the Fund's investment adviser pursuant to an investment advisory agreement dated December 5, 1997, between the Trust and Payson (the "Current Agreement"). The Current Agreement, with respect to the Fund, was initially approved by the Board at a meeting held on December 5, 1997. The Board renewed the Current Agreement for the Fund's current fiscal year on August 13, 1999. If shareholders of IEF approve the New Agreement, the Current Agreement will terminate and Peoples will become the Fund's sole adviser as of the date of shareholder approval.

Evaluation By the Board of Trustees

         On May 15, 2000, the Board met and discussed the Proposal and its possible effect on the Trust, the Fund and its shareholders and evaluated the New Agreement. The form of the New Agreement is attached as Exhibit A. Among the several factors the Board considered in approving and recommending the New Agreement to Fund shareholders, the Board considered the qualifications and experience of Peoples in managing assets of other institutions. The Board also considered the success of Peoples in serving as the Fund's sub-adviser and noted that Peoples' performance for the Fund exceeded its benchmarks. Based upon its review, the Board concluded that the New Agreement is reasonable, fair and in the best interests of the Fund and its shareholders. Accordingly, after consideration of the above factors, and such other factors and information it deemed relevant, the Board unanimously approved the New Agreement and voted to recommend its approval to the Fund's shareholders.

         THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL.

         If the Fund's shareholders approve the Proposal, the New Agreement will become effective immediately on the date of the Meeting or any adjournment thereof and Peoples will become the investment adviser to the Fund.

Discussion of the New Agreement and the Current Agreement

         The New Agreement is substantially the same in all material respects as the Current Agreement. Under the terms of the New and Current Agreements (collectively, the "Agreements"), the investment adviser manages the investment and reinvestment of the assets of the Fund. Under the Agreements, the investment adviser places orders for the purchase and sale of the Fund's investments directly with brokers and dealers selected by the adviser in its discretion. Commissions paid to brokers or dealers are determined by research and trading services provided along with the best execution available for the client. Commissions are also used to pay for third-party research services through "soft dollar" arrangements. Such services may include research on proxy issues, economic and business cycle research and industry/company specific reports. The investment adviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing the Fund's investments and effecting portfolio transactions for the Fund. The investment adviser also furnishes to the Board, which has overall responsibility for the business and affairs of the Trust, periodic reports on the investment performance of the Fund. At the investment adviser's own expense, it may carry out any of its obligations under the Agreements by employing, subject to the direction and control of the Board, one or more investment sub-advisers. A sub-adviser's employment must be evidenced by a separate agreement approved by the Board and if required, by the shareholders of the Fund. The New Agreement provides that the investment adviser shall not be liable for any act or omission of a sub-adviser, except to exercise good faith in the employment of the sub-adviser and except with respect to matters as to which the investment adviser assumes responsibility in writing.

         In contrast to the Current Agreement, the New Agreement provides that the investment adviser will not receive compensation under the New Agreement during any period in which the Fund invests all (or substantially all) of its investment assets in another registered, open-end management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) of the 1940 Act.

         Each Agreement provides that the investment adviser shall not be liable to the Trust for any action or inaction of the investment adviser in the absence of bad faith, willful misfeasance, or gross negligence or based upon information, instructions or requests with respect to the Fund made to the investment adviser by a duly authorized officer of the Trust. In addition, each Agreement is terminable without penalty by the Board, by a vote of a majority of the voting securities of the Fund on 60 days' written notice to the investment adviser, or by the investment adviser on 60 days' written notice to the Trust, and will automatically terminate in the event of its assignment.

         The terms of each Agreement obligate the investment adviser to manage the Fund in accordance with all applicable laws and regulations. The provision of investment advisory services by the investment adviser to the Fund is not exclusive under the terms of the Agreements.

         If the New Agreement is approved by the Fund's shareholders, it will remain in effect, unless earlier terminated, for an initial term expiring twenty-four months from the date of effectiveness and will continue in effect thereafter for successive twelve month periods, provided that such continuance is specifically approved at least annually (i) by the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case (ii) by a majority of the Trustees who are not parties to the New Agreement or interested persons of any such party (other than as Trustees of the Trust).

Advisory Fees

         Under the Current Agreement, Payson receives an advisory fee at an annual rate of 0.65% of the average daily net assets of the Fund. For fiscal year ended May 31, 1999, the total advisory fee payable to Payson by the Fund was $201,585. The Fund paid Payson $94,606 which represents the Fund's payment after Payson agreed to waive a portion of its fee totaling $106,979. Under the New Agreement, Peoples would receive from the Fund an advisory fee at an annual rate of 0.65% of the average daily net assets of the Fund. The new advisory fee is at or below the industry average as characterized by the Fund's category peer group maintained by Lipper Inc. If the New Agreement and proposed fee had been in effect for the fiscal year ended May 31, 1999, the Fund would have paid Peoples $201,585 in advisory fees (excluding waivers).

Information About Payson

         Payson was founded in Portland, Maine in 1854 and was incorporated in Maine in 1987, making it one of the oldest investment firms in the United States operating under its original name. Payson is a registered broker-dealer and investment adviser and is a member of the National Association of Securities Dealers, Inc. Payson provides investment management services through an investment advisory division and a trust division. As of [________], 2000, Payson had approximately $[__] billion in assets under management. The following individuals serve as the directors and principal executive officers of Payson:

------------------------------------------------------------ ---------------------------------------------------------
                     Name and Address                                          Principal Occupation
------------------------------------------------------------ ---------------------------------------------------------

------------------------------------------------------------ ---------------------------------------------------------

Information About Peoples

         Peoples, the investment adviser, is a subsidiary of Peoples Heritage Financial Group, a multibank holding company. As of [________], 2000, Peoples Heritage Financial Group owned [__]% of the voting securities of Peoples. As of [________], 2000, Peoples Heritage Financial Group had assets of approximately $[__] billion and Peoples and its affiliates managed assets in their trust departments of approximately $[__] billion. The following individuals serve as directors and principal executive officers of Peoples:

------------------------------------------------------------ ---------------------------------------------------------
                     Name and Address                                          Principal Occupation
------------------------------------------------------------ ---------------------------------------------------------

------------------------------------------------------------ ---------------------------------------------------------

                                  OTHER MATTERS

         Management of the Fund does not know of any matters to be presented at the Meeting other than the Proposal. If any other matter properly comes before the Meeting, the shares represented by proxies will be voted with respect thereto in the discretion of the person or persons voting the proxies.

         It is anticipated that, following the Meeting, the Funds will not hold any meetings of shareholders except as required by Federal or Delaware state law. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send proposals to the Secretary of the Trust, Leslie K. Klenk, in care of Forum Administrative Services, LLC, Two Portland Square, Portland, Maine 04101.

         As of the Record Date, the Trustees and officers of the Trust, as a group, owned beneficially less than 1% of the outstanding shares of the Fund. As of the Record Date, the following shareholders beneficially owned more than 5% of the outstanding shares of the Fund:

                          [INSERT TABLE, IF NECESSARY]


5% SHAREHOLDERS
INVESTORS EQUITY FUND

----------------------------------------------- ---------------------- -------------------- ---------------------
NAME/ADDRESS                                           SHARES                                  PERCENTAGE OF
                                                                                             SHARES OF THE FUND
----------------------------------------------- ---------------------- -------------------- ---------------------

----------------------------------------------- ---------------------- -------------------- ---------------------

                             ADDITIONAL INFORMATION

Investment Adviser, Administrator and Principal Underwriter

         The Fund's investment adviser is H.M. Payson & Co. with principal offices at One Portland Square, Portland, Maine 04112. The Fund's administrator is Forum Administrative Services, LLC and the Fund's principal underwriter is Forum Fund Services, LLC. The principal office of the Fund's administrator and principal underwriter is Two Portland Square, Portland, Maine 04101.

                             REPORTS TO SHAREHOLDERS

         The Fund will furnish, upon request and without charge, each person to whom this Proxy Statement is delivered with a copy of the Fund's latest annual report to shareholders for the fiscal year ended May 31, 1999 and semi-annual report for the period ended November 30, 1999. To request a copy, please call the Fund's distributor, Forum Fund Services, LLC, Two Portland Square, Portland, Maine 04101, at xxx-xxx-xxxx.



                                              By Order of the Board of Trustees,



                                              Leslie K. Klenk
                                              Secretary

                                    EXHIBIT A

                                   FORUM FUNDS
                          INVESTMENT ADVISORY AGREEMENT


                                   FORUM FUNDS
                               TWO PORTLAND SQUARE
                              PORTLAND, MAINE 04101

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

Revoking any such prior appointments, the undersigned appoints David I. Goldstein, Don L. Evans and Leslie K. Klenk (or, if only one shall act, that one) proxies with the power of substitution to vote all of the shares of Investors Equity Fund (the "Fund"), a series of Forum Funds (the "Trust"), registered in the name of the undersigned at the Special Meeting of Shareholders of the Fund to be held at the offices of Forum Administrative Services, LLC, Two Portland Square, Portland, Maine 04101, on July 6, 2000, at 10:00 a.m. (Eastern
Time), and at any postponements or adjournments thereof.

The shares of beneficial interest represented by this Proxy will be voted in accordance with the instructions given by the undersigned below. IF NO INSTRUCTIONS ARE GIVEN, SUCH SHARES WILL BE VOTED "FOR" THE PROPOSAL SET FORTH BELOW. The Trust has proposed the Proposal. The Board of Trustees recommends voting "FOR" the Proposal.

     PROPOSAL: To approve a new Investment Advisory Agreement between the Fund and Peoples Heritage Bank.

        FOR _____                    AGAINST _____                 ABSTAIN _____

(NOTE: Checking the box labeled "Abstain" will result in the shares covered by the Proxy being treated as if they were voted "Against" the Proposal.) Receipt is acknowledged of the Notice and Proxy Statement for the Special Meeting of Shareholders to be held on July 6, 2000. PLEASE SIGN AND DATE THIS PROXY IN THE SPACE PROVIDED. Execution by shareholders who are not individuals must be made by an authorized signatory. Executors, administrators, trustees, guardians and others signing in a representative capacity should give their full title as such.



         Authorized Signature                                          Date


         Printed Name (and Title if Applicable)


         Authorized Signature (Joint Investor or Second Signatory)     Date


         Printed Name (and Title if Applicable)

TABLE OF CONTENTS                                                          PAGE

--------------------------------------------------------------------------------

INTRODUCTION...................................................................1
THE PROPOSAL...................................................................2
         Evaluation By the Board of Trustees...................................2
         Discussion of the New Agreement and the Current Agreement.............2
         Advisory Fees.........................................................3
         Information About Payson..............................................3
         Information About Peoples.............................................4
OTHER MATTERS..................................................................4
ADDITIONAL INFORMATION.........................................................4
         Investment Adviser, Administrator and Principal Underwriter...........4
REPORTS TO SHAREHOLDERS........................................................5
EXHIBIT A......................................................................6

                                   FORUM FUNDS
                          INVESTMENT ADVISORY AGREEMENT
                                      WITH
                              PEOPLES HERITAGE BANK


         AGREEMENT made as of the ____ day of ____, 2000, between Forum Funds (the "Trust"), a business trust organized under the law of the State of Delaware with its principal place of business at Two Portland Square, Portland, Maine 04101, and Peoples Heritage Bank (the "Adviser "), a corporation organized under the law of the State of Maine with its principal place of business at One Portland Square, Portland, Maine.

         WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended, (the "Act") as an open-end management investment company and is authorized to issue its shares in separate series and classes; and

         WHEREAS, the Adviser is engaged in the business of rendering investment advice; and

         WHEREAS, the Trust desires that the Adviser perform investment advisory and other services as specified in this Agreement for the investment portfolio or portfolios of the Trust listed on Schedule A hereto (the "Fund" or "Funds"), each a separate series of the Trust, and the Adviser is willing to provide those services on the terms and conditions set forth in this Agreement.

         NOW THEREFORE, the Trust and the Adviser agree as follows:

         SECTION 1.  APPOINTMENT AND DELIVERY OF DOCUMENTS

         (a) The Trust hereby appoints the Adviser as investment adviser for the Fund(s) for the period and on the terms set forth in this Agreement. The Adviser accepts this appointment and agrees to render its services as investment adviser for the compensation set forth herein.

         (b) The Trust has delivered copies of each of the following documents and will from time to time furnish the Adviser with any supplements or amendments to such documents:

                  (1) the Trust Instrument of the Trust, as in effect on the date hereof and as amended from time to time ("Trust Instrument");

                  (2) the Bylaws of the Trust as in effect on the date hereof and as amended from time to time ("Bylaws");

                  (3) the Registration Statement under the Act and the Securities Act of 1933 (the "Securities Act"), as filed with the Securities and Exchange Commission (the "Commission"), relating to the Fund and its shares and all amendments thereto ("Registration Statement");

                  (4) the prospectus(es) and statement(s) of additional information relating to the Fund(s) ("Prospectus"); and,

                  (5) all proxy statements, reports to shareholders, advertising or other materials prepared for distribution to Fund shareholders or the public, that refer to the Adviser or its clients.

         The Trust shall furnish the Adviser with any further documents, materials or information that the Adviser may reasonably request to enable it to perform its duties under this Agreement.

         SECTION 2.  DUTIES OF THE ADVISER

         (a) Subject to the direction, control and supervision of the Board of Trustees of the Trust ("Board"), the Adviser shall direct the investments of the Fund and shall make decisions with respect to all purchases and sales of securities and other investment assets in the Fund. To carry out such duties, the Adviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Fund. In all purchases, sales and other transactions in securities for the Fund, the Adviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

         (b) The Adviser will report to the Board at each meeting thereof all changes in the Fund since the prior report and will also keep the Board informed of important developments affecting the Trust, the Fund and the Adviser, and on its own initiative, will furnish the Board from time to time with such information as the Adviser may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in the Fund's holdings, the industries in which they engage, or the economic, social or political conditions prevailing in each country in which the Fund maintains investments. The Adviser will also furnish the Board with such statistical and analytical information with respect to securities in the Fund as the Adviser may believe appropriate or as the Board reasonably may request.

         (c) In making purchases and sales of securities for the Fund, and otherwise performing its duties hereunder, the Adviser will comply with the Act and the rules and regulations thereunder, all other applicable federal and state laws and regulations, the policies set from time to time by the Board as well as the limitations imposed by the Trust's Trust Instrument, Bylaws, Registration Statement under the Act and the Securities Act, the limitations in the Act and in the Internal Revenue Code of 1986, as amended, in respect of regulated investment companies and the investment objective, policies and restrictions of the Fund. Without limiting the foregoing, the Adviser agrees that, in placing orders with broker-dealers for the purchase or sales of portfolio securities, it shall attempt to obtain quality execution at favorable security prices; provided that, consistent with section 28(e) of the Securities and Exchange Act of 1934 (the "Exchange Act"), the exercise of the Adviser's fiduciary duties under this Advisory Agreement, and any other applicable law, the Adviser may allocate brokerage on behalf of the Trust to broker-dealers who provide research services and may cause the Fund to pay these broker-dealers a higher amount of commission than may be charged by other broker-dealers, subject to the Adviser's determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. In no instance will portfolio securities be purchased from or sold to the Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder. The Adviser may aggregate sales and purchase orders of the assets of the Fund with similar orders being made simultaneously for other accounts advised by the Adviser or its affiliates. Whenever the Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other accounts advised by the Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

         (d) The Adviser may from time to time employ or associate with such persons as the Adviser believes to be particularly fitted to assist in the execution of the Adviser's duties hereunder, the cost of performance of such duties to be borne and paid by the Adviser. No obligation may be incurred on the Trust's behalf in any such respect.

         (e) The Adviser will maintain records relating to its portfolio transactions and placing and allocation of brokerage orders as are required to be maintained by the Trust under the Act. The Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Adviser under this Agreement required to be prepared and maintained by the Trust under the Act and the rules and regulations thereunder, the rules and regulations of any national, state, or local government entity with jurisdiction over the Trust, including the Commission and the Internal Revenue Service, including but not limited to, records relating to Fund transactions and the placing and allocation of brokerage orders. The books and records pertaining to the Trust that are in possession of the Adviser shall be the property of the Trust. The Trust, or the Trust's authorized representatives, shall have access to such books and records at all times during the Adviser's normal business hours. Upon the reasonable request of the Trust, copies of any such books and records shall be provided promptly by the Adviser to the Trust or the Trust's authorized representatives.

         (f) The Adviser shall provide the Trust's custodian and fund accountant on each business day with such information relating to all transactions concerning the Fund's assets as the custodian and fund accountant may reasonably require. In accordance with procedures adopted by the Board, as amended from time to time, the Adviser is responsible for assisting in the fair valuation of all portfolio securities and will use its reasonable efforts to arrange for the provision of a price(s) from a party(ies) independent of the Adviser for each portfolio security for which the custodian does not obtain prices in the ordinary course of business from an automated pricing service.

         (g) To the extent consistent with all applicable federal and/or state laws and regulations, the Adviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected.

         SECTION 3.  EXPENSES

         (a) The Adviser shall waive its fee to ensure that the Fund's expense ratio does not exceed any expense limit described in the prospectus or applicable to the Fund under the laws or regulations of any state in which Fund shares are qualified for sale (reduced pro rata for any portion of less than a year).

         (b) If the Fund's expense ratio exceeds the expense limits described in subsection (a) above after the Adviser has waived its fees, the Adviser shall be responsible for that portion of the Fund's net expenses that exceed any expense limit described in the prospectus and the Fund's net expenses (except interest, taxes, brokerage, fees and other expenses paid by the Fund in accordance with an effective plan under Rule 12b-1 under the Act and organization expenses, all to the extent such exceptions are permitted by applicable state law and regulation) incurred by the Fund during each of the Fund's fiscal years or portion thereof that this Agreement is in effect that, as to the Fund, in any such year exceeds any expense limits applicable to the Fund under the laws or regulations of any state in which Fund shares are qualified for sale (reduced pro rata for any portion of less than a year).

         (c) The Trust hereby confirms that, subject to the foregoing, the Trust shall be responsible and shall assume the obligation for payment of all the Trust's other expenses, including: (1) interest charges, taxes, brokerage fees and commissions; (2) certain insurance premiums; (3) fees, interest charges and expenses of the Trust's custodian, transfer agent and dividend disbursing agent;
(4) telecommunications expenses; (5) the fees and expenses of the Trust's independent auditors and of the outside legal counsel appointed by the Board;
(6) costs of the Trust's formation and maintaining its existence; (7) costs of preparing and printing the Trust's prospectuses, statements of additional information, account application forms and shareholder reports and delivering them to existing and prospective shareholders; (8) costs of maintaining books of original entry for portfolio and fund accounting and other required books and accounts and of calculating the net asset value of shares of the Trust; (9) costs of reproduction, stationery and supplies; (10) compensation of the Trust's Trustees, officers, employees and other personnel performing services for the Trust who are not officers of the Adviser, of Forum Financial Services, Inc. or of affiliated persons of either; (11) costs of corporate meetings; (12) registration fees and related expenses for registration with the Commission and the securities regulatory authorities of other countries in which the Trust's shares are sold; (13) state securities law registration fees and related expenses; (14) the fee payable hereunder and fees and out-of-pocket expenses payable to Forum Financial Services, Inc. under any distribution, management or similar agreement; (15) and all other fees and expenses paid by the Trust under any distribution or shareholder service plan adopted under Rule 12b-1 under the Act or otherwise.

         SECTION 4.  STANDARD OF CARE

         The Adviser shall use its best judgment and efforts in rendering the services described in this Agreement. The Adviser shall not be liable to the Trust for any action or inaction of the Adviser in the absence of bad faith, willful misconduct or gross negligence or based upon information, instructions or requests with respect to the Fund made to the Adviser by a duly authorized officer of the Trust. The Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement caused by circumstances beyond its reasonable control.

         SECTION 5.  COMPENSATION

         (a) In consideration of the foregoing, the Trust shall pay the Adviser, with respect to the Fund, a fee at an annual rate as listed in Appendix A hereto. These fees shall be accrued by the Trust daily and shall be payable monthly in arrears on the first (1st) business day of each calendar month for services performed hereunder during the prior calendar month. The Adviser's reimbursement, if any, of the Fund's expenses as provided in Section 4 hereof, shall be estimated and accrued daily and paid to the Trust monthly in arrears, at the same time as the Trust's payment to the Adviser for such month.

         (b) No fee shall be payable hereunder with respect to the Fund during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end, management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act.

         SECTION 6.  EFFECTIVENESS, DURATION AND TERMINATION

         (a) With respect to the Fund, this Agreement shall become effective upon the date first written above; provided that it shall not take effect until approved by: (1) a majority of the Trust's Trustees, including a majority of the Trustees who are not interested persons of the Trust; and (2) to the extent required under section 15(a) of the Act, a majority of the outstanding voting securities of the Fund to which this Agreement pertains, voting separately by Fund.

         (b) This  Agreement  shall remain in effect for a period of twenty four
(24) months from the date of its effectiveness and shall continue in effect for successive twelve-month periods (computed from each anniversary date of approval) or for such shorter period as may be specified by the Board in giving its approval as provided below; provided that such continuance is specifically approved at least annually: (1) by the Board or by the vote of a majority of the outstanding voting securities of the Fund; and in either case, (2) by a majority of the Trust's Trustees who are not parties to this Agreement or interested persons of any such party (other than as Trustees of the Trust); provided further, however, that if the continuation of this Agreement is not approved, the Adviser may continue to render the services described herein in the manner and to the extent permitted by the Act and the rules and regulations thereunder. The annual approvals provided for herein shall be effective to continue this Agreement from year to year (or such shorter period referred to above) if given within a period beginning not more than sixty (60) days prior to such anniversary, notwithstanding the fact that more than three hundred sixty-five
(365) days may have elapsed since the date on which such approval was last given. The Trust shall promptly notify Adviser should the Agreement not be renewed pursuant to the procedures set forth in this paragraph.

         (c) This Agreement may be terminated at any time, without the payment of any penalty: (1) by the Board, or by a vote of a majority of the outstanding voting securities of the Fund on sixty (60) days' written notice to Adviser; or
(2) by the Adviser on sixty (60) days' written notice to the Trust, with copies to each of the Trust's Trustees at their respective addresses set forth in the Trust's Registration Statement or at such other address as such persons may specify to the Adviser. This Agreement shall terminate automatically and immediately upon assignment by either party.

         SECTION 7.  ACTIVITIES OF ADVISER

         Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Adviser's right, or the right of any of the Adviser's officers, directors, trustees or employees who may also be a Trustee, officer or employee of the Trust, or persons otherwise affiliated with the Trust, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, trust, firm, individual or association.

         SECTION 8.  REPRESENTATIONS OF ADVISER.

         The Adviser represents, warrants and agrees as follows:

         (a) The Adviser: (1) is exempt from registration as an investment adviser under the Advisers Act; (2) is not prohibited by the Act or the Advisers Act or otherwise from performing the services contemplated by this Agreement;
(3) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (4) has the authority to enter into and perform the services contemplated by this Agreement; and (5) will promptly notify Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company under Section 9(a) of the Act or otherwise.

(b) The Adviser has adopted, or will adopt within forty-five (45) days, a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Board with a copy of such code of ethics, together with evidence of its adoption. Within fifteen (15) days of the end of the last calendar quarter of each year that this Agreement is in effect, the president or a vice-president of the Adviser shall certify that the Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of the Adviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Trust, the Adviser shall permit the Trust, its employees or its agents or the appropriate regulatory authority to examine the reports required to be made to the Adviser by Rule 17j-1 (c) (1) and all other records relevant to the Adviser's code of ethics.

         (c) The Adviser will notify the Trust of any change of control of the Adviser, including any change of its general partners or twenty-five percent (25%) of its shareholders, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of the Adviser, in each case prior to or promptly after such change.

         SECTION 9 .  SUBADVISERS

         At its own expense, the Adviser may carry out any of its obligations under this Agreement by employing, subject to the Adviser's supervision, one or more persons who are registered as investment advisers under the Advisers Act or who are exempt from registration thereunder ("Subadvisers"). Each Subadviser's employment will be evidenced by a separate written agreement approved by the Board and, if required, by the shareholders of the applicable Fund.

         SECTION 10.  NOTICES

         Any notice or other communication required to be given under this Agreement shall be in writing or by telex and shall be effective upon receipt. Notices and communications shall be given, if to the Trust, at:

                  Forum Funds
                  Two Portland Square
                  Portland, ME  04101
                  Attn:  Secretary

and if to the Adviser, at:

                  Peoples Heritage Bank
                  One Portland  Square
                  P.O. Box 31
                  Portland, ME  04112
                  Attn:  Gary Robinson

         SECTION 11.  LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

         The Trust's Trustees, in their individual capacities, and Fund shareholders shall not be liable for any obligations of the Trust or of the Fund under this Agreement, and the Adviser agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Fund to which the Adviser's rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust, in their individual capacities, or Fund shareholders.

         SECTION 12.  MISCELLANEOUS

         (a) No provision of this Agreement with respect to the Fund may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties hereto and, if required by the Act, by a vote of a majority of the outstanding voting securities of the Fund.

         (b) Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

         (c) This Agreement shall be governed by and shall be construed in accordance with the laws of the State of Delaware .

         (d)  The  terms  "vote  of  a  majority  of  the   outstanding   voting
securities," "interested person," "affiliated person" and "assignment" shall have the meanings ascribed thereto in the Act.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

                                   FORUM FUNDS


                                                     ------------------------
                                                     David I. Goldstein
                                                       Vice President

                                                     PEOPLES HERITAGE BANK


                                                     ------------------------
                                                     Gary Robinson
                                                       Executive Vice President

                                   FORUM FUNDS
                          INVESTMENT ADVISORY AGREEMENT
                                      WITH
                              PEOPLES HERITAGE BANK

                                   SCHEDULE A

                               AS OF ____ __, 2000


                                                        Fee as a % of the
                                                 Annual Average Daily Net Assets
        Funds                                              of the Fund

Investors Equity Fund                                         0.65%